UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 21, 2024, Trevena, Inc. (the “Company”) announced that the Company’s Special Meeting of Stockholders (the “Special Meeting”) was convened on March 21, 2024, at 8:30 a.m. Eastern Time and adjourned, without any business being conducted, due to lack of the required quorum.

The Special Meeting was adjourned to allow additional time for the Company’s stockholders to vote on the proposals set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 20, 2024 (the “Proxy Statement”).

The Special Meeting will reconvene on April 19, 2024, at 8:30 a.m. ET, to be held virtually at www.virtualshareholdermeeting.com/TRVN2024SM. During the current adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Company’s Proxy Statement.

Only stockholders of record, as of the record date of February 9, 2024 (the “Record Date”), are entitled to and are being requested to vote at the Special Meeting, either in person or by proxy. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned Special Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

The Company encourages all stockholders of record as of the Record Date, whom have not yet voted, to do so by April 18, 2024 at 11:59 p.m. (Eastern Time). Stockholders who have any questions or require any assistance with completing a proxy or voting instruction form or who do not have the required materials, may contact Alliance Advisors toll-free at (833) 501-4709 or by email at TRVN@allianceadvisors.com.

The information set forth in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: March 21, 2024	By:	/s/ Barry Shin
Barry Shin
Executive Vice President, Chief Operating Officer & Chief Financial Officer